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Your Vote Counts! DOVER CORPORATION 2021 Annual Meeting Vote by May 6, 2021 11:59 PM ET. For shares held in a Plan, Vote by May 4, 2021 11:59 PM ET. DOVER CORPORATION 3005 HIGHLAND PARKWAY DOWNERS GROVE, IL 60515 D37724-P52741-Z79476 You invested in DOVER CORPORATION and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 7, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 23, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and May 7, 2021 9:00 A.M., local time vote without entering a control number Dover Corporation 3005 Highland Parkway Downers Grove, IL 60515 For meeting directions visit: www.dovercorporation.com *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors 1a. Deborah L. DeHaas For 1b. H. J. Gilbertson, Jr. For 1c. K. C. Graham For 1d. M. F. Johnston For 1e. E. A. Spiegel For 1f. R. J. Tobin For 1g. S. M. Todd For 1h. S. K. Wagner For 1i. K. E. Wandell For 1j. M. A. Winston For 2. To adopt the Dover Corporation 2021 Omnibus Incentive Plan. For 3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting rm for 2021. For 4. To approve, on an advisory basis, named executive ofcer compensation. For 5. To consider a shareholder proposal regarding the right to allow shareholders to act by written consent. Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Sign up for E-delivery. D37725-P52741-Z79476